Annual Shareholders’ Meeting

April 21, 2004

In the Right Places…

• From 2000 to 2003 five states in the US had over 6% population growth

– Colonial is in four of them – Florida, Georgia, Texas, Nevada

• 32% of the total population growth in the US came from those states

– 70%* of non-time deposits in Florida, Georgia, Texas and Nevada

– 54%* of non-time deposits in Florida

– Projected population growth 2005-2025:

33.4%

Colonial Florida

32.5%

Florida

17.2%

US

*with PCB

THE OPPORTUNITY IS HERE

Asset Concentration

12/31/96*

Corporate 21%

Georgia 8%

Florida 6%

Alabama 65%

12/31/03

Corporate 13%

Georgia 8%

Florida 42%

Texas 5%

Nevada 4%

Alabama 28%

*Began strategy to expand into growth markets outside of Alabama.

THE OPPORTUNITY IS HERE

280 Retail Branches

Florida 108

Georgia 21

Nevada 13

Texas 12

Alabama 126

Planned Branch Additions through 2005:

Florida:

South FL 4

Bay Area 3

Southwest FL 7

Central FL 5

PCB 16

35

Alabama 1

Georgia 2

Nevada 4

Texas 2

TOTAL 44

Note: Colonial ranks 6th in number of branches among banks in Florida.

THE OPPORTUNITY IS HERE

Non-time Deposit Concentration

12/31/96*

Florida 9%

Georgia 8%

Other 3%

Alabama 80%

12/31/03

Florida 52%

Georgia 5%

Texas 6%

Nevada 5%

Corporate 2%

Alabama 30%

*Began strategy to expand into growth markets outside of Alabama.

THE OPPORTUNITY IS HERE

Non-time Deposits/Total Deposits

44%

2000

49%

2001

53%

2002

60%

2003

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Noninterest Income

(in 000s, excludes securities gains)

$77,347

2000

$85,008

10%

2001

$96,631

14%

2002

$122,636

27%

2003

THE OPPORTUNITY IS HERE

PCB Acquisition

• Colonial’s largest acquisition to date

• PCB at 3/31/04:

•$ 677 million in assets, $486 million in loans, $534 million in deposits

• 16 locations within Colonial’s Florida footprint:

Bay Area

St. Petersburg (4)

Clearwater

Belleair Bluffs

Largo

Southwest FL

Venice (2)

Englewood

Sarasota

Ft. Myers

Lehigh Acres

South FL

Miami Lakes

Ft. Lauderdale (2)

Pembroke Pines

• Condo Association Services line of business represents approximately $170 million in deposits and 390,000 units

• Upon the expected completion of the acquisition, Colonial is projected to have 47% of its assets, 54% of its nontime deposits and 124 locations in its Florida Franchise

THE OPPORTUNITY IS HERE

Florida Franchise

Existing Locations

Planned Locations

PCB Locations

Total Shareholder Returns 2003

CNB 51.27%

S&P 500 INDEX 28.60%

S&P BANKS INDEX 22.76%

Source: Bloomberg

Colonial BancGroup
CNB LISTED NYSE

Solid Dividend Growth


$.15
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$.44
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Over a decade of increased dividends!
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THE **OPPORTUNITY** IS HERE
10

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES FINANCIAL HIGHLIGHTS (Unaudited)

% Change

Statement of Condition Summary March 31, March 31, March 31,

($            in millions) 2004 2003 ‘03 to ‘04

Total assets $ 16,499 $ 15,754 5%

Total loans, net:

Mortgage warehouse loans 1,070 1,471 -27%

All other loans 10,759 10,033 7%

Total earning assets 15,232 14,682 4%

Core (non-time) deposits 6,126 5,224 17%

Total deposits 10,050 9,377 7%

Shareholders’ equity 1,230 1,080 14%

Three Months Ended % Change

Earnings Summary March 31, March 31, March 31,

($            in thousands, except per share amounts) 2004 2003 ‘03 to ‘04

Net interest income (taxable equivalent) $ 133,613 $ 121,724 10%

Provision for loan losses 7,934 8,060 -2%

Noninterest income excluding security gains 30,261 29,114 4%

Security gains 7,442 1,770 -

Noninterest expense excluding loss on ext. of debt 97,429 89,941 8%

Loss on early extinguishment of debt 6,183 - -

Net Income $ 39,114 $ 35,630 10%

EARNINGS PER SHARE:

Net Income

Basic $0.31 $ 0.29 7%

Diluted $0.31 $ 0.29 7%

THE OPPORTUNITY IS HERE

Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2004 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

THE OPPORTUNITY IS HERE